SCHEDULE OF PREPAYMENTS AND OTHER RECEIVABLES NET (Details) - Youlife International Holdings Inc [Member] ¥ in Thousands, $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Restructuring Cost and Reserve [Line Items]
Other receivables	$ 26,501	¥ 188,154	¥ 76,780
Less: allowance for credit loss of other receivables	(6,012)	(42,683)	(57,146)
Prepayments	10,199	72,414	25,972
Deposits	953	6,762	6,711
Prepayment, other receivables and other assets, net	31,641	224,647	52,317
Less: balances net of the discontinued operations	(5,026)	(35,686)	(8,322)
Prepayment, other receivables other, net of the continued operations	$ 26,615	¥ 188,961	¥ 43,995